NEWS For news releases, related materials and high-resolution photos and video, visit www.media.ford.com. https://ford.to/tweets https://ford.to/facebook https://ford.to/linkedin Ford Taps Michigan for New LFP Battery Plant; New Battery Chemistry Offers Customers Value, Durability, Fast Charging, Creates 2,500 More New American Jobs • Ford is the first automaker to commit to build both nickel cobalt manganese (NCM) and lithium iron phosphate (LFP) batteries in the U.S., helping America’s No. 2 EV company in 2022 bring EVs to more customers and diversify its U.S. supply chain • Ford is investing $3.5 billion to build an LFP battery plant in Marshall, Michigan; this wholly owned subsidiary is part of Ford’s $50 billion+ global push to lead the EV revolution. Initial production slated for 2026 with 2,500 employees to start • Adding LFP batteries to Ford’s EV lineup this year – starting with Mustang Mach-E – and backing a U.S. LFP battery plant are key parts of the company’s Ford+ plan; this helps Ford scale more quickly, making EVs more accessible and affordable for customers • LFP batteries are exceptionally durable using fewer high-demand, high-cost materials and will help power a variety of Ford’s next-generation of EV passenger vehicles and pickups; new LFP plant will add approximately 35 gigawatt hours (GWh) of LFP battery capacity • Ford and its battery tech collaborators have announced $17.6 billion in investment in EV and battery production in the United States since 2019, leading to more than 18,000 direct jobs in the U.S. and more than 100,000 indirect jobs MARSHALL, Mich., Feb. 13, 2023 – Building on Ford’s commitment to American manufacturing, Ford announced today it is investing $3.5 billion to build the country’s first automaker-backed LFP battery plant, offering customers a second battery technology within Ford’s EV lineup. This plant – called BlueOval Battery Park Michigan – initially will employ 2,500 people when production of LFP batteries begins in 2026. Ford will have the option to further grow its battery capacity at its Marshall, Michigan, plant, which will be part of a wholly owned Ford subsidiary. With this $3.5 billion investment, Ford and its battery tech collaborators have announced $17.6 billion in investments in electric vehicle and battery production in the United States since 2019, as part of the company’s commitment to invest over $50 billion in electric vehicles globally through 2026. In the next three years, these investments will lead to more than 18,000 direct jobs in Michigan, Kentucky, Tennessee, Ohio and Missouri and more than 100,000 indirect jobs, according to the methodology from a 2020 independent study. “We are committed to leading the electric vehicle revolution in America, and that means investing in the technology and jobs that will keep us on the cutting edge of this global transformation in our industry,” said Bill Ford, Ford executive chair. “I am also proud that we chose our home state of Michigan for this critical battery production hub.”

For news releases, related materials and high-resolution photos and video, visit www.media.ford.com. 2 Diversifying and localizing Ford’s battery supply chain in the countries where it builds EVs will improve availability and affordability for customers while strengthening consumer demand. Ford is working to deliver an annual run rate of 600,000 electric vehicles globally by the end of this year and 2 million globally by the end of 2026 as part of its Ford+ plan. As the company rapidly scales EV production, introducing LFP batteries allows Ford to produce more electric vehicles and offer more choices to new EV customers, and helps support the company’s goal of an 8 percent EBIT margin for Model e by 2026. In addition to LFP batteries being less expensive to produce than NCM batteries, bringing this new LFP plant to America reduces traditional shipping and import costs. Building in Michigan, Ford will benefit from the Inflation Reduction Act – creating one of the lowest-cost U.S.-produced batteries when the plant comes online in 2026. LFP Battery Chemistry to Benefit Ford Customers Offering LFP as a second battery chemistry – in addition to nickel cobalt manganese (NCM) – allows Ford customers to choose an electric vehicle with unique battery performance characteristics most aligned with their needs. LFP batteries are very durable and tolerate more frequent and faster charging while using fewer high-demand, high-cost materials. This lower-cost battery, at scale, will help Ford contain or even further reduce EV prices for customers. These LFP batteries will power a variety of affordable, next-generation Ford EV passenger vehicles and trucks under development, most of which will be assembled in the U.S. “Ford’s electric vehicle lineup has generated huge demand. To get as many Ford EVs to customers as possible, we’re the first automaker to commit to build both NCM and LFP batteries in the United States,” said Jim Farley, Ford president and CEO. “We’re delivering on our commitments as we scale LFP and NCM batteries and thousands, and soon millions, of customers will begin to reap the benefits of Ford EVs with cutting-edge, durable battery technologies that are growing more affordable over time.” Even before the new battery plant opens, Ford will introduce LFP batteries on Mustang Mach-E this year and F-150 Lightning in 2024 to increase production capacity, with a goal of reducing wait times for customers. Commitment to American Manufacturing This all-new battery production facility in Michigan will add approximately 35 gigawatt hours per year of new battery capacity for Ford in the U.S. initially – capable of powering approximately 400,000 future Ford EVs. “Ford’s $3.5 billion investment creating 2,500 good-paying jobs in Marshall building electric vehicle batteries will build on Michigan’s economic momentum,” said Michigan Governor Gretchen Whitmer. “Today’s generational investment by an American icon will uplift local families, small businesses, and the entire community and help our state continue leading the future of mobility and electrification. Let’s continue bringing the supply chain of electric vehicles, chips, and batteries home while creating thousands of good-paying jobs and revitalizing every region of our state. Since I took office, we’ve secured over 30,000 auto jobs and landed multiple

For news releases, related materials and high-resolution photos and video, visit www.media.ford.com. 3 electric vehicle and chip-making factories. We’re on the move, so let’s keep our foot on the accelerator.” As part of Ford’s plan to offer a new battery chemistry and source in key regions where it produces EVs, Ford has reached a new agreement with Contemporary Amperex Technology Co., Limited (CATL) – the world’s leading battery manufacturer. Under the arrangement, Ford’s wholly owned subsidiary would manufacture the battery cells using LFP battery cell knowledge and services provided by CATL, which has operated 13 plants in Europe and Asia. Ford engineers will integrate these LFP battery cells into its vehicles. This new agreement with CATL adds to Ford’s existing battery capacity and available battery technology made possible through a series of key collaborations – including with SK On and LG Energy Solution (LGES). Sustainable EV Supply Chain LFP battery technology helps reduce reliance on critical minerals such as nickel and cobalt and is in line with Ford’s work to create an EV supply chain that upholds its commitments to sustainability and human rights. Ford already has committed to achieving carbon neutrality globally across its vehicles, operations and supply chain by 2050. Ford was among the first American automakers to align with the international community to limit the impacts of global warming as part of the Paris Agreement and joined RouteZero, a global coalition working toward zero-emission cars and vans globally by 2040 and in leading markets like the U.S., Europe and China by 2035. Ford also was the first U.S. automaker to release a human rights report. Community Support The company is ensuring that 245 acres at the southern edge of the site are placed into a conservation easement. This land, along the Kalamazoo River, will be preserved for generations to come and protected against future industrial development. Ford will work with government officials and community leaders to preserve natural resources and recreation near the facility, as part of its commitment to being a good neighbor. The Ford Fund also will contribute resources to help the community explore how to best enjoy this beautiful land. “The City of Marshall welcomes this exciting new partnership with Ford Motor Company,” said Marshall Mayor Jim Schwartz. “This investment in the local community will lead to an influx of new jobs to Marshall and economic development throughout the area. We are especially excited to support Ford’s conservation easement which will preserve Michigan’s natural beauty along the Kalamazoo River.” # # # About Ford Motor Company Ford Motor Company (NYSE: F) is a global company based in Dearborn, Michigan, committed to helping build a better world, where every person is free to move and pursue their dreams. The company’s Ford+ plan for growth and value creation combines existing strengths, new capabilities and always-on relationships with customers to enrich experiences for customers and deepen their loyalty. Ford develops and delivers innovative, must-have Ford trucks, sport utility vehicles, commercial vans and cars and Lincoln luxury vehicles, along with connected services. The company does that through three customer- centered business segments: Ford Blue, engineering iconic gas-powered and hybrid vehicles; Ford Model

For news releases, related materials and high-resolution photos and video, visit www.media.ford.com. 4 e, inventing breakthrough EVs along with embedded software that defines always-on digital experiences for all customers; and Ford Pro, helping commercial customers transform and expand their businesses with vehicles and services tailored to their needs. Additionally, Ford is pursuing mobility solutions through Ford Next, and provides financial services through Ford Motor Credit Company. Ford employs about 173,000 people worldwide. More information about the company and its products and services is available at corporate.ford.com. Contacts: Media Media Media Equity Investment Community Jennifer Flake Hannah Ooms T.R. Reid Lynn Antipas Tyson 313.903.0429 313.480.0454 313.319.6683 1.914.485.1150 jflake1@ford.com hooms@ford.com treid22@ford.com ltyson4@ford.com Cautionary Note on Forward-Looking Statements Statements included or incorporated by reference herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation: • Ford and Ford Credit’s financial condition and results of operations have been and may continue to be adversely affected by public health issues, including epidemics or pandemics such as COVID-19; • Ford is highly dependent on its suppliers to deliver components in accordance with Ford’s production schedule and specifications, and a shortage of or inability to acquire key components, such as semiconductors, or raw materials, such as lithium, cobalt, nickel, graphite, and manganese, can disrupt Ford’s production of vehicles; • To facilitate access to the raw materials necessary for the production of electric vehicles, Ford has entered into, and expects to continue to enter into, multi-year commitments to raw material suppliers that subject Ford to risks associated with lower future demand for such materials as well as costs that fluctuate and are difficult to accurately forecast; • Ford’s long-term competitiveness depends on the successful execution of Ford+; • Ford’s vehicles could be affected by defects that result in delays in new model launches, recall campaigns, or increased warranty costs; • Ford may not realize the anticipated benefits of existing or pending strategic alliances, joint ventures, acquisitions, divestitures, restructurings, or new business strategies; • Operational systems, security systems, vehicles, and services could be affected by cyber incidents, ransomware attacks, and other disruptions and impact Ford and Ford Credit as well as their suppliers and dealers; • Ford’s production, as well as Ford’s suppliers’ production, and/or the ability to deliver products to consumers could be disrupted by labor issues, natural or man-made disasters, adverse effects of climate change, financial distress, production difficulties, capacity limitations, or other factors; • Ford’s ability to maintain a competitive cost structure could be affected by labor or other constraints; • Ford’s ability to attract and retain talented, diverse, and highly skilled employees is critical to its success and competitiveness; • Ford’s new and existing products and digital, software, and physical services are subject to market acceptance and face significant competition from existing and new entrants in the automotive and digital and software services industries and its reputation may be harmed if it is unable to achieve the initiatives it has announced; • Ford’s results are dependent on sales of larger, more profitable vehicles, particularly in the United States; • With a global footprint, Ford’s results could be adversely affected by economic or geopolitical developments, including protectionist trade policies such as tariffs, or other events;

For news releases, related materials and high-resolution photos and video, visit www.media.ford.com. 5 • Industry sales volume can be volatile and could decline if there is a financial crisis, recession, or significant geopolitical event; • Ford may face increased price competition or a reduction in demand for its products resulting from industry excess capacity, currency fluctuations, competitive actions, or other factors; • Inflationary pressure and fluctuations in commodity and energy prices, foreign currency exchange rates, interest rates, and market value of Ford or Ford Credit’s investments, including marketable securities, can have a significant effect on results; • Ford and Ford Credit’s access to debt, securitization, or derivative markets around the world at competitive rates or in sufficient amounts could be affected by credit rating downgrades, market volatility, market disruption, regulatory requirements, or other factors; • The impact of government incentives on Ford’s business could be significant, and Ford’s receipt of government incentives could be subject to reduction, termination, or clawback; • Ford Credit could experience higher-than-expected credit losses, lower-than-anticipated residual values, or higher-than-expected return volumes for leased vehicles; • Economic and demographic experience for pension and OPEB plans (e.g., discount rates or investment returns) could be worse than Ford has assumed; • Pension and other postretirement liabilities could adversely affect Ford’s liquidity and financial condition; • Ford and Ford Credit could experience unusual or significant litigation, governmental investigations, or adverse publicity arising out of alleged defects in products, services, perceived environmental impacts, or otherwise; • Ford may need to substantially modify its product plans and facilities to comply with safety, emissions, fuel economy, autonomous driving technology, environmental, and other regulations; • Ford and Ford Credit could be affected by the continued development of more stringent privacy, data use, and data protection laws and regulations as well as consumers’ heightened expectations to safeguard their personal information; and • Ford Credit could be subject to new or increased credit regulations, consumer protection regulations, or other regulations. We cannot be certain that any expectation, forecast, or assumption made in preparing forward-looking statements will prove accurate, or that any projection will be realized. It is to be expected that there may be differences between projected and actual results. Our forward-looking statements speak only as of the date of their initial issuance, and we do not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional discussion, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, as updated by our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.